UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                NOVEMBER 1, 2004


                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         1-16417                          74-2956831
(State or other               (Commission File Number)             (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

            ONE VALERO WAY
          SAN ANTONIO, TEXAS                                 78249
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (210) 345-2000

                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

On November 1, 2004, Valero L.P., a Delaware limited partnership, announced that it has entered into agreements to acquire Kaneb Pipe Line Partners, L.P., a Delaware limited partnership, and Kaneb Services LLC, a Delaware limited liability company.

A copy of the press release announcing the transaction is furnished with this report as Exhibit 99.1, and a copy of the investor presentation relating to the transaction is furnished with this report as Exhibit 99.2, and are incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item
7.01 of Form 8-K. Accordingly, the information in this report, including the press release and the investor presentation, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1   Press Release Announcing the Transaction dated November 1, 2004.

         99.2   Investor Presentation Regarding the Transaction.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VALERO L.P.

                                    By: Riverwalk Logistics, L.P.
                                        Valero L.P.'s general partner


                                        By: Valero GP, LLC
                                            Riverwalk Logistics, L.P.'s
                                            general partner


Date: November 1, 2004                      By: /s/Bradley C. Barron
                                                --------------------------------
                                                Name:  Bradley C. Barron
                                                Title: Corporate Secretary